Supplement to the
Fidelity's Michigan Municipal Funds
February 29, 2020
Prospectus

The following information replaces similar information for Fidelity® Michigan Municipal Money Market Fund found in the “Fund Summary” section under the “Fee Table” heading.

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	0.35%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.20%
Total annual operating expenses(a)	0.55%

(a)  In order to avoid a negative yield, FMR may reimburse expenses or waive fees of the fund. Any such waivers or expense reimbursement would be voluntary and could be discontinued at any time. There is no guarantee that the fund will be able to avoid a negative yield.

The following information replaces similar information found in the “Fund Basics” section under the “Principal Investment Risks” heading.

Many factors affect each fund's performance. Developments that disrupt global economies and financial markets, such as pandemics and epidemics, may magnify factors that affect a fund’s performance. Because each fund concentrates its investments in Michigan, the fund's performance is expected to be closely tied to economic and political conditions within that state and to be more volatile than the performance of a more geographically diversified fund.

MIS-MIF-20-01 1.475738.140	April 29, 2020